UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V60702-Z89172 ALTISOURCE PORTFOLIO SOLUTIONS S.A. 2025 Extraordinary Meeting Vote by February 17, 2025 3:59 PM ET You invested in ALTISOURCE PORTFOLIO SOLUTIONS S.A. and it’s time to vote! You have the right to vote on proposals being presented at the Extraordinary Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 18, 2025. Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 4, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* February 18, 2025 9:00 AM CET ALTISOURCE PORTFOLIO SOLUTIONS S.A. 33, Boulevard Prince Henri L-1724 Luxembourg City Grand Duchy of Luxembourg

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com V60703-Z89172 Voting Items Board Recommends ALTISOURCE PORTFOLIO SOLUTIONS S.A. 2025 Extraordinary Meeting Vote by February 17, 2025 3:59 PM ET 1. Proposal to approve an amendment to Article 5 of the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to (i) cancel the nominal value of all existing shares of the Company’s common stock, and (ii) decrease the par value of the Company’s common stock from US$1.00 per share to US$0.01 per share through a decrease of the share capital of the Company by an amount of thirty million four hundred and seventy-seven thousand fifty-seven and ninety-three cents United States Dollars (US$30,477,057.93) without cancellation of shares of the Company’s common stock, in order to bring the share capital of the Company from its current amount of thirty million seven hundred eighty-four thousand nine hundred seven United States Dollars (US$30,784,907) to an amount of three hundred and seven thousand eight hundred forty-nine and seven cents United States Dollars (US$307,849.07) represented by thirty million seven hundred and eighty-four thousand nine hundred seven (30,784,907) shares of the Company’s common stock without designation of nominal value, and by allocating thirty million four hundred and seventy-seven thousand fifty-seven and ninety-three cents United States Dollars (US$30,477,057.93) derived from the share capital decrease to the share premium account of the Company. For 2. Proposal to approve an increase in the number of shares the Board of Directors of the Company is authorized to issue from 100,000,000 to 250,000,000 and the renewal of the authority of the Board of Directors to issue shares by (i) approving an amendment to Article 6 of the Articles to renew and amend the authorization of the Board of Directors of the Company to (a) issue shares of the Company’s common stock, within the limits of the Company’s authorized share capital of up to two million and five hundred thousand United States Dollars (US$2,500,000) divided into two hundred fifty million (250,000,000) shares of the Company’s common stock without nominal value and, (b) issue any warrants, options, or other similar instruments exercisable into shares and rights to subscribe for shares and set the terms and conditions of these instruments, each for a term of five (5) years and in connection with any such issuance, to limit or cancel the preferential subscription rights of shareholders, and (ii) acknowledging receipt of the report issued by the Board of Directors of the Company pursuant to article 420-26 (5) of the Luxembourg Law of 10 August 1915 on commercial companies, as amended. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V60704-Z89172 ALTISOURCE PORTFOLIO SOLUTIONS S.A. 2025 Special Meeting Vote by February 17, 2025 3:59 PM ET You invested in ALTISOURCE PORTFOLIO SOLUTIONS S.A. and it’s time to vote! You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 18, 2025. Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 4, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* February 18, 2025 9:00 AM CET ALTISOURCE PORTFOLIO SOLUTIONS S.A. 33, Boulevard Prince Henri L-1724 Luxembourg City Grand Duchy of Luxembourg

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com V60705-Z89172 Voting Items Board Recommends ALTISOURCE PORTFOLIO SOLUTIONS S.A. 2025 Special Meeting Vote by February 17, 2025 3:59 PM ET 1. Proposal to approve, as required by applicable Nasdaq Stock Market listing rules, the issuance by the Board of Directors of shares of the Company’s common stock in exchange for the contribution to the Company from lenders under the Company’s current debt facility of a portion of the Company’s outstanding debt. For 2. Proposal to approve an amendment to the Altisource Portfolio Solutions S.A. Amended and Restated 2009 Equity Incentive Plan (the “2009 Equity Incentive Plan”) to increase the number of shares of common stock reserved for issuance under the 2009 Equity Incentive Plan by 4,645,875 shares from 11,666,667 shares to 16,312,542 shares. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.